                                                                    Exhibit 10.4
                                                                    ------------



                                    SUBLEASE

                                    BETWEEN

                           PRAXIS INTERNATIONAL, INC,

                                      AND

                                  LYCOS, INC.

                               TABLE OF CONTENTS
                               -----------------



Demise and Term; Conditions of Sublease; Parking............................ 1

Subordinate to Main Lease; Quiet Enjoyment.................................. 1

Incorporation by Reference.................................................. 2

Performance by Sublessor; Signage Undertakings.............................. 2

No Breach of Main Lease..................................................... 3

No Privity of Estate........................................................ 3

Indemnity................................................................... 4

Releases.................................................................... 4

Rent........................................................................ 4

Late Charges................................................................ 5

Utilities and Other Charges................................................. 5

Security Deposit............................................................ 5

Use; Construction........................................................... 5

Condition of Subleased Premises............................................. 6

Consents and Approvals...................................................... 7

Termination of Main Lease................................................... 7

Assignment and Subletting................................................... 7

Alterations................................................................. 7

Brokerage................................................................... 8


Surrender................................................................... 8

No Waiver................................................................... 8

Successors and Assigns...................................................... 8

Liability of Sublessor...................................................... 8

Interpretation.............................................................. 8

Consent of Landlord Under Main Lease........................................ 9

Showers/Cafeteria........................................................... 9

Renewal Option.............................................................. 9


                                    SUBLEASE
                                    --------


     SUBLEASE dated as of the 4th day of December, 1996, between Praxis International, Inc., a Massachusetts corporation having an office at 500 Old Connecticut Path, Framingham, Massachusetts, 01701 ("Sublessor"), and Lycos, Inc., a Massachusetts corporation having an office at 293 Boston Post Road West, Marlborough, Massachusetts ("Sublessee").

     1.    Demise and Term; Conditions of Sublease; Parking.  Sublessor hereby
           ------------------------------------------------
leases to Sublessee, and Sublessee hereby hires from Sublessor, that certain real property containing approximately 16,775 square feet of space in the premises located on the second floor of 500 Old Connecticut Path, Framingham, Massachusetts, as more particularly described in Exhibit A annexed hereto and made a part hereof (the "Subleased Premises"), together with all appurtenances, rights, privileges and easements pertaining to the Subleased Premises. The Subleased Premises are a portion of the premises leased to Sublessor under the Main Lease (as hereinafter defined). The term of this Sublease shall commence on the earlier of (i) the day which is forty-five (45) days after the Agreed Approvals, as defined below, are obtained, or (ii) the Substantial Completion Date, as defined in Section 3(B)(iii), below (the "Commencement Date") and shall end on October 31, 1999 (the "Expiration Date").

     As used herein, "Agreed Approvals" shall mean the following: (a) Sublessee has received the consent of Landlord (as defined in Section 2) to building plans for Sublessee Improvements, as defined in Section 14, and (b) Sublessee has obtained all required building permits to construct the Sublessee Improvements.

     The Sublessor shall provide sixty-five (65) unassigned parking spaces in the parking lot for the Complex (as defined in the Main Lease), on the terms and conditions set forth in Section 2.4 of the Lease.

     2.    Subordinate to Main Lease; Quiet Enjoyment.  This Sublease is subject
           ------------------------------------------
and subordinate to (a) the lease (the "Lease") dated June 14, 1995, between 500 Old Connecticut Path Limited Partnership, as landlord, and Sublessor, as tenant, as amended by that certain First Amendment to Lease (the "First Amendment") dated October 26, 1995, and a Second Amendment to Lease dated as of April 24, 1996 (the "Second Amendment") (the Lease and First and Second Amendments are together referred to herein as the "Main Lease"), and (b) the matters to which the Main Lease is or shall be subject and subordinate. A true and complete copy of the Main Lease is annexed hereto as Exhibit B and made a part hereof. Said Main Lease has been assigned to OCP Limited Partnership, the current landlord (said current landlord and any successor landlord are hereinafter referred to as the "Landlord").

     Subject to the matters set forth above, upon Sublessee's faithfully performing the terms, conditions, and covenants hereof, Sublessee may quietly and peacefully enjoy the Subleased Premised during the term hereof.

     3.    Incorporation by Reference.
           --------------------------

           A. The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, and except to the extent that such incorporated provisions are inapplicable to or modified by the provisions of this Sublease, all of the terms, covenants and conditions of the Main Lease which bind or inure to the benefit of the landlord thereunder shall with respect to the Subleased Premises hereunder, in respect of this Sublease, bind or inure to the benefit of Sublessor, and all of the terms, covenants and conditions of the Main Lease which bind or inure to the benefit of the tenant thereunder, in respect of this Sublease, bind or insure to the benefit of Sublessee, with the same force and effect as if such incorporated terms, covenants and conditions were completely set forth in this Sublease, and as if the words "landlord" and "tenant" or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Sublessee" in this Sublease, and as if the words "premises" and "demised premises" or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "lease" or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease". Notwithstanding the foregoing, any time limits not specifically set forth in this sublease, and contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right or remedy, are changed for the purposes of incorporation therein by reference by shortening the same in each instance by five (5) days, so that in each instance Sublessee shall have five days less time to observe or perform hereunder than Sublessor has as the tenant under the Main Lease, but in no event less than five (5) days.

     B. The following provisions of the Main Lease shall not be incorporated herein by reference and shall not apply to this Sublease:

           (i) Sections 11.11, 11.13, 11.14 and 11.15 of the Lease in their entirety, and Exhibit B, "Work Letter" and Schedule 1 referred to therein;

           (ii) Notwithstanding any provision of the Main Lease, it is the intention of the parties hereto that under no circumstances shall Sublessee have any right to renew or extend the term of this Sublease or to sublet any portion of the Subleased Premises or to assign this Sublease by operation of law or otherwise, except as set forth herein.

     4.    Performance by Sublessor, Signage Undertakings.  Any obligation of
           ----------------------------------------------
Sublessor which is contained in this Sublease by incorporating the provisions of the Main Lease may be observed or performed by Sublessor using reasonable efforts to cause the landlord under the Main Lease to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. In the event Landlord, after notice and efforts by Sublessor hereunder, does not perform a material obligation and such failure of Landlord hereunder has a material adverse effect on the use and enjoyment of the Subleased Premises, Sublessor agrees at Sublessee's request, to commence legal action (the "Landlord Litigation") against Landlord seeking to cause such performance and obtain legal damages for Sublessee's benefit. Sublessee agrees to pay all reasonable costs and expenses associated with such legal action to Sublessor within ten (10) days of receipt of an invoice therefor. Sublessor shall not be required to perform any obligation, and Sublessor shall have no liability to Sublessee for the failure to perform any obligation, except for Sublessor's obligation to use reasonable efforts, upon receipt of written request of Sublessee, to cause the landlord under the Main Lease to observe and/or perform its obligations under the Main Lease and to commence and pursue the Landlord Litigation, as set forth above. Sublessee shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease. Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever (other than solely by reason of Sublessor's negligence), of the services or facilities that are appurtenant to, or supplied at or to, the Subleased Premises, including, without limitation, electricity, heat, air conditioning, water, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (a) abatement or reduction of Sublessee's obligations under this Sublease, (b) constructive eviction, whether in whole or in part, or (c) liability on the part of Sublessor, unless such failure or interruption is caused solely by Sublessor's negligence. Sublessor shall offer Sublessee a right of first refusal on space adjacent to the Subleased Premises which becomes available for sublease on the same terms as any offer made for such space by a third party by giving Sublessee written notice thereof, and Sublessee shall respond to such offer indicating its acceptance or rejection thereof within ten (10) days of such written notification.

     Sublessor represents that to its knowledge, without specific investigation or inquiry, the heating, ventilating, and air-conditioning system serving the Subleased Premises ("HVAC System") is in good working order. As used herein, "to its knowledge" shall mean to the knowledge of the following officers of
Sublessor: Richard P. Ryan and Russell Lavoie. Sublessor agrees upon written notice from Sublessee to promptly bring to the attention of the Landlord any defect, interruption in service, or other failure of the HVAC System and to use diligent efforts to cause Landlord to honor its obligations as to such HVAC System under the Main Lease.

     Sublessor agrees to use all diligent efforts to cause Landlord to provide graphics and signage for Sublessee, on both the first and second floor lobbies, and on the "tombstone" sign in front of the building, subject to Landlord's approval and existing building standards for such signage.

     5.    No Breach of Main Lease.  Sublessee and Sublessor shall not do or
           -----------------------
permit to be done any act or thing which will constitute a breach or violation of any term, covenant or condition of the Main Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

     6.    No Privity of Estate.  Nothing contained in this Sublease shall be
           --------------------
construed to create privity of estate or of contract between Sublessee and the landlord under the Main Lease.

     7.    Indemnity.  Sublessee and Sublessor shall each indemnify and hold
           ---------
the other harmless from and against all claims, actions, losses, costs, damages, expenses and liabilities, which the other may incur by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises due to the other party's operations, (b) any breach or default hereunder, (c) any work done in or to the Subleased Premises, or (d) any act, omission or negligence the other.

     8.    Releases.  Sublessee hereby releases the landlord under the Main
           --------
Lease or anyone claiming through or under the landlord under the Main Lease by way of subrogation or otherwise, to the extent that Sublessor released the landlord under the Main Lease and/or the landlord under the Main Lease was relieved of liability or responsibility pursuant to the provisions of the Main Lease.

     9.    Rent.
           ----

           A. Sublessee shall pay to Sublessor rent ("Fixed Rent") in the amount fisted on Exhibit A attached hereto. Fixed Rent shall be paid monthly in advance on the first day of each month during the term of this Sublease. Fixed Rent, the Operating Expense Escalation Charge, as defined in Section 3.3 of the Main Lease, and all other amounts ("Additional Charges") payable by Sublessee to Sublessor under the provisions of this Sublease or the provisions of the Main Lease shall be paid promptly when due, without notice or demand therefor (unless Sublessor receives notice or demand therefor from the landlord under the Main Lease), and without deduction, abatement, counterclaim or set off of any amount for any reason whatsoever. Fixed Rent and Additional Charges shall be paid to Sublessor in lawful money of the United States at the address of Sublessor set forth at the beginning of this Sublease, or to such other person and/or at such other address as Sublessor may from time to time designate by .written notice to Sublessee. Sublessee's share of all Additional Charges due under the Main Lease shall be thirty-eight and eighty-nine hundredths percent (38.89 %) of the amount for which Sublessor is responsible under the Main Lease. No payment by Sublessee or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Charges; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor. Without limiting the foregoing, the parties acknowledge that in addition to Fixed Rent Sublessee is responsible for an electricity charge, presently set at $0.75 per rentable square foot, which shall be paid in equal monthly installments, as set forth in the Main Lease.

           B. In addition to Fixed Rent, Sublessee agrees to pay to Sublessor thirty-eight and eighty-nine hundredths percent (38.89 %) of the amount of Sublessor's liability for the Tax Escalation Charge, appropriately prorated to reflect the term of this Sublease, pursuant to and as defined in
Section 3.2 of the Lease. The proportionate liability of Subtenant for the Tax Escalation Charge and all Additional Charges is determined by dividing the 16,775 square feet subleased by Sublessee by the total of 43,135 square feet leased by Sublessor. Sublessor agrees to furnish to Sublessee a copy of any applicable information to verify Sublessee's responsibility for the Tax Escalation Charges. Sublessee shall pay the Tax Escalation Charge to Sublessor on the same terms as required of Sublessor under the Main Lease.

           C. Sublessor represents that Landlord has informed it that the actual tax charges and Operating Expenses for the whole 500 Old Connecticut Path building are as follows:

     1995 Operating Expenses:        $515,510.10   (37.77 % to Sublessor,
     Fiscal 1996 Real Estate Taxes:  $89,363.93    (included in Sublessor's rent

     10.   Late Charges.  If Sublessee fails to pay any Fixed Rent or Additional
           ------------
Charges (including the Tax Escalation Charge) within three (3) days of the date due, Sublessee shall pay interest on such amount at the Default Interest Rate, as that term is defined in Section 9.6 of the Main Lease, from the date on which such amount was due, and shall also pay a late charge of 3 % of the amount overdue, as provided in Section 9.6 of the Main Lease. Such interest shall be payable on the first day of the following month, and in default of payment of any such interest, Sublessor shall have (in addition to all other rights and remedies) the same rights and remedies as Sublessor has for the nonpayment of Fixed Rent. Nothing contained herein shall be deemed to extend the date on which Fixed Rent and Additional Charges are due.

     11.   Utilities and Other Charges.
           ---------------------------

           A. At the present time Landlord supplies utilities to the Subleased Premises. Sublessee shall be responsible for the prompt payment when due for electricity and such other utility service required by Sublessee which are in addition to utilities now serving the Subleased Premises and not separately metered.

           B. Other charges payable by Sublessor under any provision of the Main Lease which is incorporated by reference in this Sublease shall be paid pro-rata by Sublessee in accordance with the provisions of the Main Lease. The parties agree that Sublessee's pro-rata share of such charges is thirty-eight and eighty-nine hundredths percent (38.89 %).

     12.   Security Deposit.  The Sublessee has paid to the Sublessor herewith a
           ----------------
security deposit, by check subject to collection, in the amount stated on Exhibit C. The Sublessor may commingle such deposit with its other funds and may apply such deposit upon default of the Sublessee hereunder. Provided the Sublessee, is not then in default hereunder, the Landlord shall return the then remaining portion of the security deposit to the Sublessee within thirty (30) days after the expiration of this Lease. In the event the Sublessor applies such funds, the Sublessee shall pay to the Sublessor as additional rent within ten
(10) days after invoice therefor, the amount of the security deposit applied by the Sublessor, such that the balance of the security deposit shall be restored to its original amount.

     13.   Use; Construction.  Sublessee shall use and occupy the Subleased
           -----------------
Premises only for the purposes that are expressly set forth in the Main Lease. Sublessee shall comply with (a) the Main Lease, (b) any certificate of occupancy relating to the Subleased Premises, (c) all present and future laws, statutes, ordinances, orders, rules, regulations and requirements of all Federal, state and municipal governments asserting jurisdiction over the Subleased Premises and
(d) all requirements applicable to the Subleased Premises of the board of fire underwriters and/or the fire insurance rating or similar organization performing the same or similar functions, except as provided herein.

     14.   Condition of Subleased Premises.  Sublessor shall have no obligation
           -------------------------------
to furnish, render or supply any work, labor, services, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Sublessee's occupancy, except that it shall be responsible for construction of demising walls. In making and executing this Sublease, Sublessee has relied solely on such investigations, examinations and inspections as Sublessee has chosen to make or have made. Sublessee acknowledges that Sublessor has afforded Sublessee the opportunity for full and complete investigations, examinations and inspections.

           Sublessee accepts the Subleased Premises in an "AS IS" condition. Sublessee intends to perform certain constriction in the Subleased Premises (the "Sublessee Improvements"). Sublessee shall be responsible for any costs associated with such construction of Sublessee Improvements, including, without limitation, architectural fees, and the cost of entrance doors to the reception area, except that Sublessor agrees to be responsible for the cost of construction of demising walls. Sublessor shall be responsible for demising the Subleased Premises in such a way as to give Sublessee elevator identity. AU construction undertaken shall be subject to the terms of, and in accordance with the provisions of, the Main Lease, as well as of this Sublease. Without limiting the foregoing, Sublessee agrees to obtain approval of final plans for construction from (i) the Landlord, OCP Limited Partnership, notwithstanding that certain construction may not require such approval under the Main Lease if performed by Sublessor, and (H) Sublessor, which approval by Sublessor will not be unreasonably withheld or delayed.

           Sublessee agrees to make diligent efforts to cause such construction to be completed as soon as is reasonably possible. Such construction shall be deemed to be substantially completed on the date (the "Substantial Completion Date") that all such construction has been completed except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken by Sublessee without causing substantial interference with Sublessee's use of the Subleased Premises (i.e. so-called "punch list" items). In the event that Sublessor and Sublessee disagree as to whether the Substantial Completion Date has occurred, Design Sciences of Concord, Massachusetts shall reasonably make such determination in good faith, which determination shall be conclusive.

           Sublessee may enter the Subleased Premises upon receipt of Landlord's approval of this Sublease for the purpose of installing Tenant's systems, wiring, furnishings, and trade fixtures, provided, however, that upon any such entry Tenant shall be subject to all of the provisions of this Sublease, except the obligation to pay Fixed Rent, Taxes, and Additional Charges.

     15.   Consents and Approvals.  In any instance when Sublessor's consent or
           ----------------------
approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if such consent or approval has not been obtained from the landlord under the Main Lease. If Sublessee shall seek the approval or consent of Sublessor and Sublessor shall fail or refuse to give such consent or approval, Sublessee shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublessor, it being intended that Sublessee's sole remedy shall be an action for injunction or specific performance and that such remedy shall be available only in those instances where Sublessor shall have expressly agreed in writing not to withhold or delay its consent unreasonably.

     16.   Termination of Main Lease.   If for a reason specified in the Main
           -------------------------
Lease (including, without limitation, the exercise by Sublessor of its right to terminate the Main Lease pursuant to any provision of the Main Lease), the term of the Main Lease shall terminate prior to the expiration of this Sublease, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Sublessee by reason thereof. Provided Sublessee is not then in default, Sublessor shall refund to Sublessee any prepaid rent prorated to the date of termination, and any security held by Sublessor due to Sublessee. Notwithstanding the foregoing, Sublessor agrees not to voluntarily terminate the Main Lease during the term of this Sublease.

     17.   Assignment and Subletting.  Sublessee shall not, by the sale of all
           -------------------------
or substantially all of its assets, operation of law or otherwise, assign, sell, mortgage, pledge or in any other manner transfer or encumber this Sublease or any interest therein, or sublet the Subleased Premises or any pail or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without the prior written consent of Sublessor, which will not be unreasonably withheld or delayed. Neither the consent of transfer, concession, license or use, nor any references in this Sublease to assignees, Sublessees, mortgagees, pledgees, transferees, concessionaires, licensees, or users, shall in any way be construed to relieve Sublessee of the requirement of obtaining the prior written consent of Sublessor to any further assignment, subletting or use or to the making of any assignment, subletting, mortgage, pledge, transfer, concession or license with respect to this Sublease or all or any part of the Subleased Premises. If Sublessor consents to any assignment of this Sublease, the assignee shall execute and deliver to Sublessor an agreement in form and substance satisfactory to Sublessor whereby the assignee shall assume all of Sublessee's obligations under this Sublease. Notwithstanding any assignment, subletting or transfer, including, without limitation, any assignment, subletting, transfer or use permitted or consented to by Sublessor, the original Sublessee named herein and any other person who at any time was Sublessee and any guarantor of Sublessee's obligations shall remain fully liable under this Sublease.

     18.   Alterations.  Notwithstanding any provision of this Sublease or the
           -----------
Main Lease to the contrary, Sublessee shall not make, cause, suffer or permit the making of any alteration, change, replacement, installation or addition in or to the Subleased Premises without obtaining the prior written consent of Sublessor in each instance.

     19.   Brokerage.  Sublessor is represented by Fallon, Hines & O'Connor
           ---------
and shall pay all brokerage fees due to that firm. Sublessee is represented by Lynch Murphy Walsh & Partners and Parsons Commercial Group, and shall pay all brokerage fees due those firms.

     20.   Surrender.  Sublessee shall, on the expiration or earlier termination
           ---------
of this Sublease, comply with all the provisions of the Main Lease relating to the surrender of the Subleased Premises at the expiration of the term of the Main Lease. Sublessee agrees to reirnburse Sublessor for all costs and expenses incurred in removing and storing Sublessee's property, or repairing any damage to the

Subleased Premises caused by or resulting from Sublessee's failure to comply with the provisions of this Section 20. The provisions of this Section 20 shall survive the expiration of this Sublease.

     21.   No Waiver.  Sublessor's receipt and acceptance of Fixed Rent or
           ---------
Additional Charges, or Sublessor's acceptance of performance of any other obligation by Sublessee, with knowledge of Sublessee's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor.

     22.   Successors and Assigns.  The provisions of this Sublease, except
           ----------------------
as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Main Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease from the date of the transfer forward.

     23.   Liability of Sublessor.     Sublessor, its officers, directors
           ----------------------
and shareholders, disclosed and undisclosed, shall have no personal liability under this Sublease.

     24.   Interpretation.  Irrespective of the place of execution or
           --------------
performance, this Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed within the Commonwealth of Massachusetts. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. Each covenant, agreement, obligation or other provision of this Sublease binding upon Sublessee shall be deemed and construed as a separate and independent covenant of Sublessee, not dependent on any other provision of this Sublease unless otherwise expressly provided. AU terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, as partnership, a corporation or any other form of business or legal association or entity.

     25.   Consent of Landlord Under Main Lease.  This Sublease shall have
           -------------------------------------
no effect until (i) the landlord under the Main Lease shall have given its written consent (if required) hereto in accordance with the terms of the Main Lease and (ii) Sublessee shall have received a letter from Landlord, in form reasonably satisfactory to it, that Landlord will accept back the Subleased Premises with the Sublessee Improvements and also will allow Sublessee to remain in the Subleased Premises under this Sublease, notwithstanding a default of Sublessor. If the Landlord under the Main Lease does not give its consent to this Sublease and provide such a letter to Sublessee within fifteen (15) days after the date hereof, (a) Sublessor shall not be obligated to take any action to obtain such consent, (b) this Sublease shall be deemed null and void and of no effect, and (c) if Sublessee is then in possession of all or any part of the Subleased Premises, Sublessee shall immediately quit and surrender to Sublessor the

Subleased Premises, shall remove all of its property and repair all damage caused by such removal and restore the Subleased Premises to the condition in which it was prior to such occupancy. Sublessor agrees to use its reasonable efforts to obtain the consent of the Landlord to this sublease.

     26.   Showers/Cafeteria.  Sublessor agrees that Sublessee shall have the
           -----------------
ability and right, subject to the terms and provisions of the Lease, to utilize the showers and cafeteria now existing in the building located at 500 Old Connecticut Path, Framingham, Massachusetts.

     27.   Renewal Option.  In the event that Sublessor determines that it will
           --------------
exercise the option to extend set forth in Section 11.13 of the Lease, Sublessor shall so advise Sublessee in writing (the "Extension Notice") on or before August 1, 1998, and Sublessee shall advise Sublessor whether or not it wishes to renew this Sublease for the period of extension of the Main Lease by giving written notice to Sublessor on or before September 1, 1998 (the "Response Notice"). A failure to respond by Sublessee shall be deemed to be notice that Sublessee does not wish to extend the term of this Sublease. Prior to giving such Extension Notice, Sublessor shall contact Landlord and use reasonable efforts to attempt to agree with Landlord as to the Fair Rental Value, as defined in the Lease, for the extension term. If the Fair Rental Value has been so agreed, Sublessor shall advise Sublessee in the Extension Notice of such agreement and, if it has not been agreed, Sublessor shall indicate, without having any liability for such information to Sublessee, what rental levels, if any, have been suggested by Landlord and, based solely on inquiry of at least one commercial real estate broker, what it has been advised is a fair market rent. If Sublessee gives Sublessor an affirmative Response Notice, Sublessor shall have by the giving of such notice extended the term of this Sublessee (subject to Sublessor's ability to consummate the extension of the Main Lease) upon the financial terms on which the Main Lease is extended. Nothing herein shall be deemed to preclude Sublessor from negotiating a new lease with Landlord subject to the provisions of the next succeeding sentence, below.

     Whether or not Sublessor undertakes to extend the Lease, or to terminate, or to negotiate a new lease, Sublessor shall not rent or otherwise occupy the Subleased Premises if Sublessee indicates to Sublessor in writing on or before September 1, 1998 that it wishes to remain in such premises after the term hereof; except, however, that if Sublessee has given or been deemed to give a negative Response Notice, and Sublessor nevertheless extends the Lease pursuant to Section 11.13 thereof, Sublessor may rent, occupy, sublet, or otherwise lease and control the Subleased Premises.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the day and year first above written.

WITNESS:                              PRAXIS INTERNATIONAL, INC.


                                      By:
----------------------------------        -------------------------------------
                                            Authorized Officer:
                                                               ----------------
                                            Print Name and
                                            Title:
                                                  -----------------------------


WITNESS:                              LYCOS, INC.


                                      By:
----------------------------------        -------------------------------------
                                            Authorized Officer:
                                                               ----------------
                                            Print Name and
                                            Title:
                                                  -----------------------------

                                   EXHIBIT B

                    WORK LETTER - Praxis International, Inc.
                    ----------------------------------------

                            500 Old Connecticut Path
                           Framingham, Massachusetts

     This work letter (this "Work Letter") forms a part of the Lease between 500 Old Connecticut Path Limited Partnership and Praxis International, Inc. (the "Lease") to which it is attached as Exhibit B. Nothing in this Work Letter is intended to limit the application of Section 4 of the Lease to the work to be performed by or on behalf of the Tenant hereunder. Capitalized terms defined in the Lease shall have the same meaning where used herein.

     1.  Plans and Specifications.  The Tenant agrees to prepare, at the
         ------------------------
Tenant's sole cost and expense, preliminary plans for the construction and layout of the improvements which the Tenant desires to have performed in the Premises. Notwithstanding the foregoing, the Landlord shall pay the Architectural Improvement Allowance to the Tenant within thirty (30) days of presentation of an invoice for the engineered mechanical and electrical architectural drawings in an amount at least equal to the amount of the Architectural Improvement Allowance to the Landlord, provided however, that the Architectural Improvement Allowance shall not be paid prior to the Landlord's approval of Tenant's Plans (as hereinafter defined). The Tenant shall submit the Tenant's preliminary plans to the Landlord for Landlord's approval no later than June 30, 1995 (the "Preliminary Plans Submission Date"), and the Landlord shall either approve or disapprove Tenant's preliminary plans within three (3) business days following the date of submission. At the Tenant's sole cost and expense, the Tenant shall cause Tenant's preliminary plans to be revised in a manner sufficient to remedy the Landlord's objections and/or respond to the Landlord's concerns and for such plans, including engineered mechanical and electrical drawings ('Tenant's Plans') to be redelivered to the Landlord in no event later than July 7, 1995 ("Final Plans Submission Date") and the Landlord shall either approve or disapprove Tenant's revised plans within three (3) business days following the date of submission. Time is of the essence with respect to the preparation and submission of Tenant's Plans. Tenant's Plans shall be stamped by a Massachusetts registered architect and engineer, such architect and engineer being subject to the Landlord's approval, and shall comply with all applicable laws, ordinances and regulations (including, without limitation, the applicable requirements of the Americans with Disabilities Act of 1990, and the regulations promulgated thereunder) and shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits, approvals and licenses required for construction. The Landlord has heretofore been furnished early drafts of Tenant's preliminary plans and, provided Tenant's preliminary plans furnished under this Exhibit B are consistent therewith, the Landlord shall not unreasonably withhold its consent thereto. If Tenant's Plans shall not be approved by the Landlord by July 12, 1995 (the "Final Plans Date"), the Landlord shall have the right, without limitation of other rights or remedies, to terminate this Lease by giving notice thereof to the Tenant at any time after the Final Plans Date, provided, however, and subject, nevertheless, to the provisions set forth in Section 5 hereof, that the Tenant may elect to defer the effective termination date by notice given to the Landlord within five (5) days of Landlord's notice of termination, provided, further, that such notice by the Tenant shall contain an indication of the reasonable likelihood of the Tenant's Plans being approved by the Landlord prior to the effective termination date, as deferred. Upon such termination, this Lease shall cease and come to an end in accordance with the terms of such notice and without further obligation or liability on the part of either party, except as follows: The Tenant shall pay to the Landlord the damages suffered by the Landlord by reason of such termination including, without limitation, an amount equal to the Landlord's out-of-pocket expenses incurred in connection with this Lease, including, without limitation, brokerage and legal fees, together with any amount required to be paid pursuant to Section 4 below, through the effective termination date.

     2.  Construction of Premises and Disbursement of Improvement Allowance.
         ------------------------------------------------------------------
The Landlord shall use all reasonable efforts to substantially complete the work described as items 1, 2, 3, 6, 7, 8 and 9 on Schedule 1 hereto ("Landlord's Premises Work") on or prior to June 30, 1995 or such later date upon which the Tenant's Plans shall have been approved by the Landlord (the "Anticipated Delivery Date"). Landlord's Premises Work, collectively with items 4, 5 and 10 on Schedule I hereto, shall be deemed "Landlord's Work". The Landlord shall use all reasonable efforts to coordinate the performance of the work described as item 5 of Landlord's Work ("Landlord's HVAC Work") with Moriarty & Associates and to substantially complete Landlord's HVAC Work on or prior to August 15, 1995. In addition, the Landlord shall solicit a bid for Landlord's HVAC Work from the subcontractor performing HVAC work for the Tenant in the Premises but the Landlord shall be under no obligation to accept such bid. The Tenant shall use all reasonable efforts to prepare the Premises in accordance with Tenant's Plans ("Tenant's Work"), and Landlord shall use all reasonable efforts to substantially complete the work described in item 4 of Landlord's Work on or before the Rent Commencement Date. Upon receipt of notice that a government official considers work of the type described in item 10 of Landlord's Work to be required for occupancy approval of the Premises, and the Landlord's satisfaction that such work is indeed necessary, the Landlord shall diligently arrange to perform such work in a timely manner. With respect to the work described as item 10 of Landlord's Work, the Landlord shall share with Moriarty & Associates such information as the Landlord deems necessary, including information regarding the general scope of such work and anticipated schedule for completion of such work; provided, however, that such information may change from time to time. The Landlord shall reimburse the Tenant for the costs incurred by the Tenant with respect to the performance of Tenant's Work ("Tenant's Work Costs") up to the Basic Improvement Allowance, less the cost of performing items 7 and 8 of Landlord's Work, which the Landlord and the Tenant agree shall not exceed Seven Thousand Dollars ($7,000.00) ("Available Basic Improvement Allowance"). However, if the Tenant incurs Tenant's Work Costs which exceed the Available Basic Improvement Allowance, the Landlord shall reimburse the Tenant for such excess Tenant's Work Costs up to but not exceeding an additional Four Dollars ($4.00) per square foot of Rentable Floor Area of the Premises ("Excess Improvement Allowance"), and Annual Fixed Rent under this Lease shall be adjusted as contemplated in the Lease. If Tenant's Work Costs exceed the aggregate of the Available Basic Improvement Allowance and the Excess Improvement Allowance (collectively, the "Total Improvement Allowance"), the Tenant shall be entirely responsible for such excess. The

Total Improvement Allowance shall be payable by the Landlord to the Tenant (or, at Landlord's election, directly to Tenant's contractor) upon written requisition to the Landlord in installments according to reasonable construction disbursement procedures, as Tenant's Work progresses. In any case, prior to payment of any such installment the Tenant shall deliver to the Landlord a written request, which request shall be given no more frequently than once every thirty (30) days, for such disbursement, which shall be accompanied by: (i) invoices for Tenant's Work covered by any previous requisition; and (ii) a certificate signed by the Tenant's architect and an officer of the Tenant certifying that Tenant's Work represented by the aforementioned invoices has been completed substantially in accordance with Tenant's Plans and that the remaining portion of the Total Improvement Allowance is sufficient to pay in full for the completion of Tenant's Work. If at any time, the amount of the Total Improvement Allowance is insufficient to pay for the remaining amount of Tenant's Work, the Tenant shall pay from its own funds all further sums necessary to enable the Tenant and the Tenant's architect to again make the certification required under (ii) above.

     3.  Substantial Completion of Landlord's Work.  The Landlord's Work shall
         -----------------------------------------
be deemed to be substantially completed notwithstanding that there remain to be completed minor items of construction, mechanical and electrical adjustment or other work which the Landlord is able to complete after the Tenant has occupied the Premises without unduly interfering with the Tenant's use thereof. Additionally, the Landlord's Work shall be deemed substantially completed notwithstanding any condition (i) due to the Tenant's failure, direct or indirect, in whole or in part in submitting plans or other construction information to the Landlord as necessary or in executing approvals and work letters when required by the Landlord; (ii) caused in whole or in part by any other delay and/or default of the Tenant or Tenant's contractors, including, without limitation, delay in the installation or furnishing of communications, data processing or other service and/or equipment by public utility companies or other entities; or (iii) due to special work or materials (e.g., long lead-time for delivery of specified materials).

     4.  Tenant's Delay.
         --------------

         (a) Any delay that shall occur in Landlord's performance of Landlord's Work as the result of any of the following matters shall be deemed a 'Tenant's
Delay':

             (i) any request by the Tenant that the Landlord delay in the commencement or completion of Landlord's Work for any reason;

             (ii) any change by the Tenant in any of Tenant's Plans which in Landlord's reasonable and absolute judgment will delay the substantial completion of Landlord's Work;

             (iii) failure to submit preliminary plans by the Preliminary Plans Submission Date, or failure to submit Tenant's Plans by the Final Plans Submission Date, or to obtain Landlord's approval thereof by the Final Plans Date, or to execute a work letter if reasonably requested by the Landlord;

             (iv) any special requirements of Tenant's Plans not in conformity with Landlord's plan submission standards;

             (v) any other act or omission of the Tenant or its officers, agents, servants or contractors;

             (vi) any other act or omission of the Tenant or its officers, agents, servants or contractors;

             (vii) any required coordination with the Tenant's contractors, vendors or other suppliers which in Landlord's reasonable judgment causes a Tenant Delay; or

             (viii) any reasonably necessary rescheduling of the sequence of any of Landlord's Work due to, without limitation, any of the causes for delay referred to in clauses (i), (ii), (iii),
                    (iv), (v), (vi) and (vii) of this Section 4(a).

A Tenant's Delay shall not render the Lease invalid, nor be construed in any way so as to extend the term of the Lease, nor in any way modify the Tenant's obligation hereunder to pay Annual Fixed Rent, Additional Rent, the Tax Escalation Charge, the Operating Expense Escalation Charge and other charges commencing on the Commencement Date. The Tenant shall pay additional costs to the Landlord if such additional costs are in whole or in part, directly or indirectly the result of such delay, failure or omission of the Tenant. As used in this paragraph, the phrase 'additional costs to the Landlord' shall mean the excess over what would have been Landlord's total costs of completing Landlord's Work in preparation of the Premises for Tenant's occupancy had there not occurred such delay, failure or omission on the part of the Tenant.

    (b) If any delay in the substantial completion of Landlord's Work is the result of External Causes, and such delay would not have occurred but for one or more Tenant's Delay described in paragraph (a) of this Section 4, such delay shall be deemed added to Tenant's Delay described in that paragraph.

    (c) Subject to Landlord's other rights and remedies under prevailing circumstances, the Commencement Date shall occur notwithstanding the Landlord's failure to complete the Landlord's Work, if such failure is due to delays caused by Tenant's Delay or External Causes.

     5. Landlord's Delay.  Any delay that shall occur in Tenant's performance
        ----------------
of Tenant's Work as the result of any of the following matters shall be deemed a "Landlord's Delay":

              (a) the Landlord's failure to substantially complete (x) the performance of Landlord's Premises Work prior to the Anticipated Delivery Date or (y) item 5 of Landlord's Work prior to August 15, 1995;

              (b) any required coordination with the Landlord's contractors, vendors or other suppliers in the performance by Landlord of the work described as item 5 on Schedule I hereto, which is necessary due to the Landlord's negligence or wilful misconduct; or

              (c) failure to approve or disapprove, as appropriate, Tenant's preliminary plans or final plans within the time frames specified in Section 1 hereof.

     If Landlord's Delay causes the completion of Tenant's Work to be delayed beyond October 1, 1995, then the Rent Commencement Date shall be postponed for the period of any such delay.

     6. Conclusiveness of Landlord's Performance.  The Tenant shall have no
        ----------------------------------------
claim that the Landlord has failed to perform any of Landlord's Work, unless the Tenant shall have given the Landlord notice, not later than thirty (30) days following the Commencement Date, of respects in which Landlord has not performed Landlord's Work. Except for Landlord's Work, the Premises are being leased in their condition "as is", "where is" without representation or warranty by the Landlord.

                                   SCHEDULE 1


                         DESCRIPTION OF LANDLORD'S WORK

1. Removal of certain interior walls located within the Premises as specified by the Tenant in Tenant's Plans.

2.   Removal of existing carpet located within the Premises.

3.   Removal of buss ducting from the Premises.

4. Installation of showers in a location within the common area of the Building to be selected by the Landlord, which showers shall be available for use by all tenants of the Building.

5.   Work on the Building's HVAC system as described below:

          a. Removal of existing supplemental HVAC unit from rooftop of the Building and associated ductwork throughout the Building.
          b. Repair or replacement, as necessary in the Landlord's discretion, of all perimeter fan power boxes to allow the temperature in the Premises to be maintained at a range of 68 to 72 degrees Fahrenheit during the winter months.
          c. Installation of new controls on existing interior "cooling-only" VAV boxes.
          d. Inspection and testing of all existing base building HVAC equipment to ensure that such equipment is in proper working condition, as determined in the Landlord's reasonable discretion.
          e. Modification of the secondary electrical distribution system to the extent that such modification is required for operation of the fan power boxes.

6. Installation of demising walls in the portion of the Premises located on the third floor of the Building, including walls in entry area.

7.   Demolition and removal of ceiling tiles and grids.

8.   Removal of sheet rock from columns and of lighting from the ceiling.

9. Installation of fire-rated material which complies with applicable building codes on the demising walls of the electrical room located on the second floor of the Building.

10. Performance of such work on the Building Common Areas and the bathrooms on the second floor as may be reasonably necessary to obtain necessary occupancy approval for the Premises.

                                   EXHIBIT C

                               STANDARD SERVICES
                               -----------------

The building standard services shall be defined by the Landlord and its Management Agent and elaborated upon from time to time by the Landlord in a Tenant Handbook.

     PROPERTY COMMON AREA SERVICES
     -----------------------------

     A. Regular maintenance of the parking lot and landscaping.

     B. Regular maintenance, sweeping and snow removal of building exterior areas such as roadways, driveways, sidewalks, parking areas and courtyard paving.

     C. Lighting of Parking Areas and utilities therefor.

     D. Security services as may be employed by the Landlord.

     BUILDING SPECIFIC SERVICES PROVIDED TO THE BUILDING
     ---------------------------------------------------

     A. Complete interior and exterior cleaning of all windows two to three times per year, or as needed.

     B. Daily, weekday maintenance of hallways, passenger elevators, common area bathrooms, lobby areas and vestibules.

     C. Periodic cleaning of stairwells, freight elevators, and building service areas.

     D. Daily, weekday rubbish removal of all the Tenant trash receptacles and ash trays.

     E. Daily, weekday cleaning of the Tenant space to building standard specifications.

     F. Maintenance and repair of base building surveillance and alarm equipment, mechanical, electrical, plumbing and life safety systems.

     G. Building surveillance and alarm system operation and live monitoring service to building standard specifications, as may be employed by Landlord from time to time.

     H. HVAC services shall be provided to the premises from central mechanical equipment during the appropriate seasons between the hours of 7:00 AM to 6:00 PM on all Business Days. After hours HVAC services will be made available at building standard rates, which substantially reflect all of the Landlord's costs of providing such service, will be provided to the Tenant.

     I. Utilities for all interior common areas and exterior building and parking lighting.

     J. Water service to the Premises at temperatures provided by the Landlord's utility service for drinking and for any lavatory and/or kitchenette in the Premises; provided, however, that the Landlord reserves the right to arrange for such service to be separately metered to the Premises.

                                   EXHIBIT D

                             RULES AND REGULATIONS

DEFINITIONS
-----------

Wherever in these Rules and Regulations the word 'Tenant' is used, it shall be taken to apply to and include the Tenant and its agents, employees, invitees, licensees, contractors, any subtenants and is to be deemed of such number and gender as the circumstances require. The word 'Premises' is to be taken to include the space covered by the Lease. The word "Landlord" shall be taken to include the employees and agents of the Landlord. Other capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

GENERAL USE OF BUILDING
-----------------------

     A. Space for admitting natural light into any public area or tenanted space of the Building shall not be covered or obstructed by the Tenant except in a manner approved by the Landlord.

     B. Toilets, showers and other like apparatus shall be used only for the purpose for which they were constructed. No sweepings, rubbish, acids or like substances shall be deposited therein, and any and all damage from such misuse shall be borne by the Tenant.

     C. The Landlord reserves the right to determine the number of letters allowed the Tenant on any monument sign or exterior signage installed by the Landlord and on any directory the Landlord maintains in the Building.

     D.   Unless expressly permitted by the Landlord in writing:

          (1) Any additional locks or similar devices which the Tenant may attach to any door or window and any keys other than those provided by the Landlord shall be part of the Building master system. Upon termination of this lease or of the Tenant's possession, the Lessee shall surrender all keys to the Premises and shall explain to the Landlord all combination locks on safes, cabinets and vaults.

          (2) The Tenant shall be responsible for the locking of doors and the closing of any transoms and windows in and to the Premises. Any damage or loss resulting from failure to so lock or close shall be paid for by the Tenant.

          (3) If the Tenant shall install or operate any steam or internal combustion engine, boiler, machinery in or about the Premises, or carry on any mechanical business therein the Tenant shall obtain all permits necessary for the legal operation of such machinery or mechanical business.

      E. The Landlord shall designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from a portion of the Premises located in the Building, and to designate the location for temporary disposition of such items. For convenience of the tenants, elevators may not be used for major deliveries during peak travel hours. Management should be notified in advance of major deliveries. The Landlord may install elevator pads and/or issue independent elevator service keys to protect the elevators from potential damage. All carts and dollies brought into elevators must be equipped with rubber bumpers. Pallets and pallet jacks will not be allowed in passenger elevators. Under no circumstances should the elevator doors be propped open such that they are prevented from closing.

      F. For the general welfare of all tenants and the security of the Building, the Landlord may require all persons entering and/or leaving the Building on weekends and holidays and between the hours of 6:00 PM and 8:00 AM to register with the Building attendant or custodian by signing his name and writing his destination in the Building, and the time of entry and actual or anticipated departure, or other procedures deemed necessary by the Landlord. The Landlord may deny entry during such hours to any person who fails to provide satisfactory identification.

      G. No animals, birds or pets of any kind shall be brought into or kept in or about said Premises or the lobby or halls of the Building.

      H. Unless specifically authorized by the Landlord, employees or agents of the Landlord shall not perform for nor be asked by the Tenant to perform work other than their regularly assigned duties.

      I. The Landlord shall have the right to prohibit any advertising by the Tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office, manufacturing and R&D building and, upon written notice from the Landlord, the Tenant shall promptly discontinue such advertising.

      J. Canvassing, soliciting and peddling in the Building is prohibited and the Tenant shall cooperate to prevent the same from occurring.

      K. The Tenant shall not use any heating device such as space heaters other than those approved by the Landlord, such approval not to be unreasonably withheld.

      L. The Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of the Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein.

      M. The access road, parking areas and sidewalks, and, the loading areas, entrances, lobbies, halls, walkways, elevators, stairways and other common area provided by the Landlord shall not be unreasonably obstructed by the Tenant or used by it for any other purpose than for ingress and egress.

      N. In order to insure proper use and care of the Premises, the Tenant shall not prepare or dispense for sales any food, beverages, tobacco, flowers or other commodities or articles without the written consent of Landlord.

      O. In order to insure use and care of the Premises, the Tenant shall not enter any janitors' closets, mechanical or electrical areas, telephone closets, loading areas or Building storage areas in the Building, or the roof of the Building without the written consent of Landlord except in the event of an emergency or for the completion of Tenant's Work.

      P. In order to insure proper use and care of the Premises, the Tenant shall not place door mats in public corridors of the Building without consent of the Landlord.

      Q. No smoking will be permitted in the Building Common Areas or Floor Common Areas.

                                   EXHIBIT E

                                  ARBITRATION
                                  -----------

      The party demanding arbitration of Fair Rental Value or an item or items relating to the Tenant's Operating Expenses Allocable to the Premises (the "Disputed Issue") shall give notice thereof to the other party and shall in such notice appoint an arbitrator ("Notice of Arbitration"). Such Notice of Arbitration shall be given not less than forty-five (45) days after the date on which the Tenant provides the Landlord with notice disputing Landlord's statement of expenses. Within 15 days after the Notice of Arbitration is received, the other party shall by notice to the original party appoint an arbitrator. If the second arbitrator shall not have been appointed as aforesaid, the position taken by the party demanding arbitration shall be deemed to be the correct resolution of the Disputed Issue.

      Within three business days after the designation of the second arbitrator, the two parties shall submit their respective position with respect to the Disputed Issue to the two arbitrators; thereafter, the two arbitrators shall conduct such hearings and investigations as they may deem appropriate and shall, within 15 days after the designation of the second arbitrator, determine the correct resolution of the Disputed Issue. The arbitrators or either of them shall give notice thereof (or notice of their inability to reach agreement, as the case may be) to the parties hereto within said 15-day period and the agreement, if any, of the two arbitrators shall be binding upon the parties hereto.

      In the event the two arbitrators are unable to reach agreement within said 15-day period as aforesaid, the two arbitrators shall, within 30 days after the designation of the second arbitrator, designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of such third arbitrator within the 30-day period described above, then they or either or them shall give notice of such failure to agree to the parties hereto within such 30-day period and, if the parties hereto fail to agree upon the selection of such third arbitrator within 5 days after the arbitrators appointed by the parties give notice as aforesaid, then either party on behalf of both may apply to the president of the Greater Boston Real Estate Board, or on his or her failure, refusal or inability to act, to a court of competent jurisdiction, for the designation of such third arbitrator.

      Within three business days after the designation of the third arbitrator, the two parties shall submit their respective position with respect to the Disputed Issue to the third arbitrator; thereafter, the third arbitrator shall conduct such hearings and investigations as he or she may deem appropriate and shall, within 15 days after the date of the designation of the third arbitrator, determine the correct resolution of the Disputed Issue. Within such 15-day period, the third arbitrator shall give notice thereof to the parties hereto and the third arbitrator's determination shall be binding upon the parties hereto.

      All arbitrators with respect to Fair Rental Value shall be appraisers or other qualified real estate professionals who shall have had at least ten years continuous commercial real estate experience in the greater Boston area. All arbitrators with respect to Tenant's Operating Expenses Allocable to the Premises shall be qualified real estate professionals who shall have had at least ten years continuous experience managing first-class office buildings substantially similar to the Property in the greater Boston area.

      The parties shall be entitled to present evidence to the arbitrators in support of their respective positions. The arbitrators may not make any determination inconsistent with any of the terms of this Lease. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. The determination of the arbitrator(s), as provided above, shall be conclusive upon the parties and shall have the same force and effect as a judgment made in a court of competent jurisdiction. Judgment on the determination made by the arbitrator(s) under the foregoing provisions may be entered in any court of competent jurisdiction pursuant to the provisions of Section 14 of Chapter 251 of the General Laws of Massachusetts. Each party shall pay the fees, costs and expenses of the arbitrator appointed by such party and of the attorneys and expert witnesses of such party, and one-half of the other fees, costs and expenses of the arbitration properly incurred hereunder.

                       LEASE COMMENCEMENT DATE AGREEMENT



            Praxis International, Inc., a Massachusetts corporation
            -------------------------------------------------------
                                     TENANT



          This document serves to confirm that the lease dated between



                           Praxis International, Inc.
                           -------------------------
                                     TENANT

                                      and

                  500 Old Connecticut Path Limited Partnership
                  --------------------------------------------
                                 PROPERTY OWNER

             commenced on September 5, 1995 for space occupied in
                          -----------------
                                DATE

                   500 Old Connecticut Path, Framingham,  MA
                   -----------------------------------------
                                    ADDRESS

    The foregoing is acknowledged and agreed to by:


    ------------------------------------      ------------
    NAME                                      DATE

                            FIRST AMENDMENT TO LEASE

    This First Amendment to Lease (this "Amendment") dated as of the 25th day of
                                                                     ----
 October, 1995 is made by and between 500 Old Connecticut Path Limited
 -------
 Partnership, a Delaware limited partnership (the "Landlord"), and Praxis International, Inc., a Massachusetts corporation (the "Tenant").

    Reference is made to a certain lease dated as of June 14, 1995 by and between the Landlord and the Tenant (the "Lease"), demising certain premises (the "Premises") located on the second and third floors of a building commonly known as Building C located at 500 Old Connecticut Path, Framingham, Massachusetts (the "Building").

    The Landlord and the Tenant hereby agree that the Tenant shall accept an increase in the Premises of approximately 208 square feet of Rentable Floor Area on the third floor of the Building (the "Additional Space") in "as is" condition for Tenant's use effective on the Commencement Date of the Lease. On the Commencement Date, the Annual Fixed Rent shall be adjusted by multiplying the Rentable Floor Area of the Additional Premises by the rental rate set forth in Exhibit A to the Lease and adding such amount to the Annual Fixed Rent and the Escalation Factor shall increase to 37.77% to reflect that the Additional Space has been incorporated in the Premises.

    Notwithstanding anything to the contrary in the Lease, the Tenant acknowledges that no Landlord Improvement Allowance shall be due from the Landlord to the Tenant in connection with this Amendment or the Additional Premises.

    All capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

    Except as hereby amended, the Lease shall remain in full force and effect and is hereby ratified and confirmed.

          IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Amendment as of the day and year first written above.


                                  LANDLORD: 500 OLD CONNECTICUT PATH
                                    LIMITED PARTNERSHIP

                                  BY:   Leggat McCall Properties, Inc., Its
                                        General Partner

                                  By:
                                        ------------------------------------
                                        Name:
                                        Its:

                                  TENANT: PRAXIS INTERNATIONAL, INC.


                                  By:
                                        ------------------------------------
                                        Name:
                                        Its:

                             SECOND AMENDMENT TO LEASE
                             -------------------------

     This Second Amendment to Lease (this "Amendment") dated as of the 24th day of April, 1996, is made by and between 500 Old Connecticut Path Limited Partnership, a Delaware limited partnership (the "Landlord") and Praxis International, Inc., a Massachusetts corporation (the "Tenant").

     Reference is made to a certain lease dated as of June 14, 1995, by and between the Landlord and the Tenant, as amended by a First Amendment to Lease dated as of October 26, 1995 (the "Lease") demising certain premises (the "Premises") located in a building commonly known as Building C located at 500 Old Connecticut Path, Framingham, Massachusetts. The Commencement Date for the Lease is September 5, 1995. All capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

     The Landlord and the Tenant hereby acknowledge that the Landlord has expended at least Four Dollars ($4.00) per square foot of Rentable Floor Area of Excess Improvement Allowance in connection with Improving the Premises to the Tenant's specifications. Pursuant to Section 11.14 of the Lease, the Annual Fixed Rent shall be increased by Thirty Cents ($.30) per square foot of Rentable Floor Area of the Premises for each One Dollar ($1.00) of Excess Improvement Allowance provided by the Landlord.

     Therefore, the phrase "Sixteen Dollars and 25/100 ($16.25)" is hereby deleted from the Annual Fixed Rent provision in Exhibit A to the Lease and the phrase "Seventeen Dollars and 45/100 ($17.45)" is inserted in its place.

     Except as hereby amended, the Lease shall remain in full force and effect and is hereby ratified and confirmed.

                                    LANDLORD: 500 OLD CONNECTICUT PATH
                                    LIMITED PARTNERSHIP

                                    By:  Leggat McCall Properties, Inc., its
                                         General Partner

                                         By:
                                            ------------------------------------
                                               Name:
                                               Its:

                                    TENANT: PRAXIS INTERNATIONAL, INC.

                                         By:
                                            ------------------------------------
                                               Name:
                                               Its:

                                   EXHIBIT C
                                   ---------


Fixed Rent:         $17.45 per rentable square foot of the Subleased Premises, or $292,723.75 annually, based on 16,775 rentable square feet, which shall be paid in equal monthly installments
                    (installments rounded to nearest cent) of $24,393.65.
                    Sublessee has paid the first month's rent to Sublessor on the execution hereof.


Security Deposit:   The security deposit is one month's Fixed Rent, which equals
                    $24,393.65.